UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 13, 2017

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue Dubuque, Iowa 52001
(Address of principal executive offices)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE: This Amendment to the Current Report on Form 8-K, which Current Report was originally filed on February 13, 2017, contains the Supplemental Information dated February 14, 2017, as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure
Heartland Financial USA, Inc. ("Heartland") has posted on the “Investor Relations” page of its Internet website (www.htlf.com) supplemental information related to its acquisition of Citywide Banks of Colorado, Inc. ("Citywide"). A copy of the supplemental information is furnished as Exhibit 99.2 to this Amendment to the Current Report on Form 8-K. Heartland is not undertaking any obligation to update this presentation.

The supplemental information above is furnished pursuant to Item 7.01 as part of this Amendment to the Current Report on Form 8-K and is not to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Additional Information and Where to Find It
Heartland intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) to register the shares of its common stock that will be issued to Citywide shareholders in the acquisition. The Registration Statement will include a proxy statement/prospectus that will be used to solicit proxies for the special meeting of shareholders of Citywide at which the acquisition will be considered (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus will contain important information about Citywide, Heartland and the acquisition. All Citywide shareholders are urged to read the Proxy Statement/Prospectus carefully when it becomes available. Once filed, the Registration Statement, the Proxy Statement/Prospectus and related documentation will be available at no charge at the SEC’s website (www.sec.gov), Heartland’s website (www.htlf.com), or by contacting Bryan R. McKeag, Executive Vice President and Chief Financial Officer of Heartland at (563) 589-1994. Heartland and Citywide, and certain of their directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Citywide in connection with the proposed acquisition. Information about the directors and executive officers of Heartland and their beneficial ownership of Heartland’s common stock is set forth in the proxy statement for Heartland’s 2016 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 6, 2016. Information about the directors and executive officers of Citywide and their securities holdings will be included in the Proxy Statement /Prospectus, when it is filed as part of the Registration Statement.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed acquisition to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.
None.

(b) Pro Forma Financial Information.
None.

(c) Exhibits.
99.2 Supplemental Information dated February 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2017	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.2	Supplemental information dated February 14, 2017